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                                                                     EXHIBIT 4.1

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               AMERICAN BANK NOTE COMPANY                             PRODUCTION COORDINATOR: STEVE KOWALSKI: 215-754-8620
                  55th and Sansom Street                                           PROOF OF JANUARY 10, 2000
                PHILADELPHIA, PA 18139                                                  ITERIS INC.
                                                                                        H 64922 FC
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               SALES:    D. REGAN 352-989-2330                             OPERATOR:                     hj
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               home zip 55th /5/ ITERIS 64922                                                 NEW
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                                                                                                       COMMON STOCK
NUMBER                                                                                                     SHARES
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                                                                                              SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                                                    CUSIP 46564P 10 5

                                                                             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                              THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF BOSTON OR NEW YORK

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This Certifies that

is the record holder of
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                           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
_____________________________________________________________ITERIS, INC.__________________________________________________________

                                                         CERTIFICATE STOCK

transferable on the books of the Corporation by the holder thereby in person or by duly authorized attorney, upon surrender of this
Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

     WITNESS the seal of the Corporation and the facsimile signatures of the duly authorized officers.
Dated:


                                                            [SEAL]
SECRETARY                                                                                                               PRESIDENT

                                                                                                       COUNTERSIGNED AND REGISTERED;
                                                                                                   THE FIRST NATIONAL BANK OF BOSTON
                                                                                                        TRANSFER AGENT AND REGISTRAR
                                                                                                                 BY
                                                                                                                AUTHORIZED SIGNATURE
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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participation, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
     TEN COM   - as tenants in common                               UNIF GIFT MIN ACT- _________ Custodian _______
     TEN ENT   - as tenants by the entireties                                            (Cust)             (Minor)
     JT TEN    - as joint tenants with right of                                        Under Uniform Gifts to Minors
                 survivorship and not as tenants                                       Act ______________________
                 in common                                                                        (State)

                                                                UNIF TRF MIN ACT- _____________ Custodian (until age ___________)
                                                                                 _______________________ under Uniform Transfers
                                                                                         (Minor)
                                                                                 to Minors Act _________________________________
                                                                                                          (State)
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      Additional abbreviations may also be used though not in above list.

    FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________


                                 X _____________________________________________

                                 X _____________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By ____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17A4-15.

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       AMERICAN BANK NOTE COMPANY                    PRODUCTION COORDINATOR: STEVE KOWALSKI: 215-754-4820
         55th and Sansom Street                                 PROOF OF JANUARY 19, 2000
         PHILADELPHIA, PA 19139                                       ITERIS, INC.
                                                                      H 64922 bk
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       SALES: D. REGAN:                                   OPERATOR:                       h)
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      home zip 55th /5/ ITERIS 84922                                     NEW
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